EXHIBIT 99

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           Bank

                                     $325MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2004-12
                                    (Issuer)

                                  MARM 2004-12

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                         UBS Real Estate Securities Inc.
                                  (Transferor)

                             Wells Fargo Bank, N.A.
                                (Master Servicer)

               Mortgage Pass-Through Certificates, Series 2004-12

               Initial Certificate
                    Principal                                                                                  Expected
                    Balance or                                                                              Initial Rating
                 Notional Amount      Initial Pass-                            Initial W.A.   W.A. Reset     of Offered
    Class            (1)(2)           Through Rate      Principal Types      Months to Reset    Margin      Certificates(3)
-------------  -------------------    -------------   --------------------   ---------------  ----------    ---------------
  Offered
Certificates
Class 1-A-1      $ [ 44,000,000]      [4.877] %(4)    Senior, Pass-Through         34          [2.179] %          AAA
Class 2-A-1      $ [ 88,000,000]      [4.816] %(5)    Senior, Pass-Through         34          [2.123] %          AAA
Class 3-A-1      $ [121,000,000]      [4.573] %(6)    Senior, Pass-Through         56          [2.000] %          AAA
Class 4-A-1      $ [ 56,000,000]      [4.957] %(7)    Senior, Pass-Through         57          [1.990] %          AAA
Class A-C-1      $ [  4,500,000]      [4.694] %(8)    Senior, Pass-Through         57          [1.995] %          AAA
Class A-R        $   50               [4.877] %(9)    Senior, Residual             N/A         N/A                AAA
Class A-L-R      $   50               [4.877] %(9)    Senior, Residual             N/A         N/A                AAA
Class B-1        $ [TBD      ]        [TBD] %(10)     Subordinate                  TBD         [TBD ] %           AA
Class B-2        $ [TBD      ]        [TBD] %(10)     Subordinate                  TBD         [TBD ] %            A
Class B-3        $ [TBD      ]        [TBD] %(10)     Subordinate                  TBD         [TBD ] %           BBB

Non-Offered
Certificates
Class B-4        $ [TBD      ]        [TBD] %(10)     Subordinate                  TBD         [TBD ] %           BB
Class B-5        $ [TBD      ]        [TBD] %(10)     Subordinate                  TBD         [TBD ] %            B
Class B-6        $ [TBD      ]        [TBD] %(10)     Subordinate                  TBD         [TBD ] %           NR


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) Ratings on the senior bonds (except for mezzanine support bonds) are expected from two of the following three rating agencies: Fitch, Moody's and S&P. Ratings on the subordinate bonds are expected from one of the three above rating agencies.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

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(5)   The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(8) The pass through rate for the Class A-C-1 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in loan group 3 and loan group 4 weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).

(9) The pass-through rate for the Class A-R and Class A-L-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(10) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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           Bank


SUMMARY

Relevant Parties

   Issuer ........................     MASTR Adjustable Rate Mortgages Trust
                                       2004-12. The trust will be established
                                       under a pooling and servicing agreement
                                       among Mortgage Asset Securitization
                                       Transactions, Inc., as depositor, Wells
                                       Fargo Bank, N.A., as master servicer and trust administrator, UBS Real Estate
                                       Securities Inc., as transferor, and
                                       JPMorgan Chase Bank, as trustee.

   Depositor .....................     Mortgage Asset Securitization
                                       Transactions, Inc., a Delaware
                                       corporation. The depositor's address is
                                       1285 Avenue of the Americas, New York,
                                       New York 10019, telephone number (212)
                                       713-2000. See "The Depositor" in the
                                       prospectus.

   Master Servicer and
   Trust Administrator ...........     Wells Fargo Bank, N.A., a national
                                       banking association. Wells Fargo Bank,
                                       N.A. maintains an office at 9062 Old
                                       Annapolis Road, Columbia, Maryland 21045.
                                       See "The Master Servicer and the
                                       Servicers--The Master Servicer" in the
                                       prospectus supplement.

   Transferor ....................     UBS Real Estate Securities Inc. The
                                       transferor's address is 1285 Avenue of
                                       the Americas, New York, New York 10019,
                                       telephone number (212) 713-2000.

   Trustee .......................     JPMorgan Chase Bank, a New York banking
                                       corporation. The trustee's principal
                                       office is 4 New York Plaza, 6th Floor,
                                       New York, New York 10004-2477. See "The
                                       Pooling and Servicing Agreement--The
                                       Trustee" in the prospectus supplement.

Relevant Dates

  Cut-Off Date ...................     October 1, 2004.

  Closing Date ...................     On or about October 28, 2004.

  Investor Settle Date ...........     On or about October 29, 2004.

  Distribution Date ..............     The 25th day of each month or, if that
                                       day is not a business day, the next
                                       business day, beginning in November 2004.

  Interest Accrual Period ........     For each class of certificates, the
                                       calendar month immediately prior to the
                                       month in which the relevant distribution date occurs.

Optional Termination .............     The master servicer may, at its option,
                                       purchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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           Bank

                                       date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement ...............     Credit enhancements may reduce the harm
                                       caused to holders of certificates by
                                       shortfalls in payments collected on the
                                       loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                       Subordination. The group 1, group 2,
                                       group 3 and group 4 senior certificates
                                       will receive distributions of interest
                                       and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3 and group 4 mortgage loans, other than certain excess losses, prior to other classes of certificates.

                                       The A-C-1 certificate will absorb
                                       ordinary losses of principal prior to the 3-A-1 and 4-A-1 certificates.

Last Scheduled
Distribution Date ................     [November] 25, 2034

Collateral .......................     The Trust's main source of funds for
                                       making distributions on the certificates will be collections on three pools of closed-end, adjustable- rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status .......................     Elections will be made to treat the
                                       assets of the trust as three separate
                                       real estate mortgage investment conduits or REMICs designated as the Upper-Tier
                                       REMIC, the Middle-Tier REMIC and the
                                       Lower-Tier REMIC, respectively. The
                                       offered certificates, other than the
                                       Class A- R and Class A-L-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes.
                                       The Class A-R certificates will be
                                       treated as the residual interests in each of the Upper-Tier REMIC and the Middle-Tier REMIC. The Class A-L-R certificates will be treated as the residual interests in the Lower-Tier
                                       REMIC.

ERISA Considerations .............     If you are a fiduciary of any retirement
                                       plan or other employee benefit
                                       arrangement subject to the Employee
                                       Retirement Income Security Act of 1974,
                                       as amended, or Section 4975 of the
                                       Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate.
                                       The residual certificates may not be
                                       purchased or transferred to such a plan.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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           Bank


MARM 2004-12 PRELIMINARY COLLATERAL

--------------------------------------------------------------------------------------------------------------
Pool                         Group 1           Group 2           Group 3           Group 4           Total:
--------------------------------------------------------------------------------------------------------------
Total Balance               48,443,692        97,953,610       137,641,599        63,485,738       347,524,638
Avg Balance                    200,181           431,514           496,901           466,807           394,019
WA Gross Rate                    5.162             5.117             4.827             5.212             5.026
WA Net Rate                      4.877             4.816             4.573             4.957             4.754
WA Roll                             34                34                56                57                47
WA Gross Margin                  2.554             2.498             2.257             2.246             2.364
WA First Rate Cap                 3.52              3.71             5.031             5.013             4.445
WA Periodic Rate Cap             1.364             1.258             1.991             1.644             1.633
WA Max Rate                     11.146            11.117             9.863            10.226            10.462
WA FICO                            718               711               731               725               723
WA Orig LTV                      80.15             76.93             70.57             71.14              73.8
CA %                             32.03             60.73             35.84             60.49             46.83
Prepay %                         22.52             23.57              0.59              4.42             10.82
Full Doc %                       29.76             16.84             93.89                 0             46.08
IO %                             80.43              59.2              58.4             74.56             64.65
WA Rem Term                        358               358               356               357               357
--------------------------------------------------------------------------------------------------------------

*NOTE: This collateral is preliminary and could change prior to deal close.

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                              [LOGO] UBS Investment
                                     Bank
                        Collateral Stratification Report

                                    MARM04_12
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Current Balance                     Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
<= $333,700.00                        320    $72,249,751       20.79     98.50     14.40      2.58     10.84
$333,700.01 - $450,000.00             274    106,778,267       30.73      1.50     38.86     36.76     27.40
$450,000.01 - $650,000.00             246    133,042,668       38.28      0.00     42.17     43.25     50.73
$650,000.01 - $850,000.00              22     16,394,722        4.72      0.00      3.56      7.66      3.74
$850,000.01 - $1,050,000.00            19     17,859,230        5.14      0.00      1.02      8.89      7.29
$1,050,000.01 - $1,250,000.00           1      1,200,000        0.35      0.00      0.00      0.87      0.00
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: $48,899.97
Maximum: $1,200,000.00
Average: $394,018.86
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Current Gross Rate                  Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
2.501% - 2.750%                         1        $90,998        0.03      0.19      0.00      0.00      0.00
3.001% - 3.250%                         3        665,800        0.19      1.37      0.00      0.00      0.00
3.251% - 3.500%                         3      1,330,587        0.38      0.42      0.49      0.47      0.00
3.501% - 3.750%                         1        520,000        0.15      0.00      0.00      0.38      0.00
3.751% - 4.000%                        18      9,994,675        2.88      1.57      3.45      4.25      0.00
4.001% - 4.250%                        32     15,348,623        4.42      1.85      4.82      5.86      2.64
4.251% - 4.500%                        66     31,894,606        9.18      4.73      2.36     16.59      7.04
4.501% - 4.750%                       104     46,618,851       13.41      5.70     10.05     20.17      9.84
4.751% - 5.000%                       172     68,992,772       19.85     16.46     17.46     22.11     21.24
5.001% - 5.250%                       170     65,180,786       18.76     20.69     16.84     19.40     18.84
5.251% - 5.500%                       192     63,912,129       18.39     33.03     32.69      5.90     12.24
5.501% - 5.750%                        92     30,342,558        8.73     13.43     11.84      2.01     14.92
5.751% - 6.000%                        25     11,329,711        3.26      0.00      0.00      2.52     12.39
6.001% - 6.250%                         1        482,542        0.14      0.00      0.00      0.35      0.00
6.251% - 6.500%                         2        820,000        0.24      0.58      0.00      0.00      0.85
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 6.375%
Weighted Average: 5.026%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 27, 2004 09:44                    Page 1 of 9

                              [LOGO] UBS Investment
                                     Bank
                        Collateral Stratification Report

                                    MARM04_12
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Net Rate                            Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
2.251% - 2.500%                         1        $90,998        0.03      0.19      0.00      0.00      0.00
2.501% - 2.750%                         1        162,700        0.05      0.34      0.00      0.00      0.00
2.751% - 3.000%                         2        503,100        0.14      1.04      0.00      0.00      0.00
3.001% - 3.250%                         3      1,330,587        0.38      0.42      0.49      0.47      0.00
3.251% - 3.500%                         4      2,029,656        0.58      0.00      1.54      0.38      0.00
3.501% - 3.750%                        18      9,173,092        2.64      2.24      2.28      4.25      0.00
3.751% - 4.000%                        32     15,693,089        4.52      2.33      4.93      5.86      2.64
4.001% - 4.250%                        68     33,314,481        9.59      3.57      4.04     16.83      7.04
4.251% - 4.500%                       110     48,501,154       13.96      6.79     11.47     20.15      9.84
4.501% - 4.750%                       167     67,089,843       19.31     15.91     15.72     21.89     21.82
4.751% - 5.000%                       180     67,642,044       19.46     23.44     17.45     19.62     19.20
5.001% - 5.250%                       204     68,140,213       19.61     34.92     36.28      6.19     11.30
5.251% - 5.500%                        68     23,016,968        6.62      8.24      5.81      2.20     16.23
5.501% - 5.750%                        21      9,534,171        2.74      0.00      0.00      1.82     11.08
5.751% - 6.000%                         3      1,302,542        0.37      0.58      0.00      0.35      0.85
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 2.375%
Maximum: 6.000%
Weighted Average: 4.754%
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Index                               Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
1 Year CMT                             38    $16,275,282        4.68      3.81     14.73      0.00      0.00
1 Year Libor                          444    197,962,465       56.96     31.04     11.07     95.93     63.08
6 Month Libor                         400    133,286,891       38.35     65.16     74.20      4.07     36.92
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 27, 2004 09:44                    Page 2 of 9

                              [LOGO] UBS Investment
                                     Bank
                        Collateral Stratification Report

                                    MARM04_12
================================================================================


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Months to Roll                      Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
25                                      1       $476,667        0.14      0.00      0.49      0.00      0.00
28                                      2        966,492        0.28      0.00      0.99      0.00      0.00
29                                      4      1,338,560        0.39      0.61      1.07      0.00      0.00
30                                      4      1,156,748        0.33      1.27      0.55      0.00      0.00
31                                     19      5,863,159        1.69      4.96      3.53      0.00      0.00
32                                     23      8,240,639        2.37      4.34      6.26      0.00      0.00
33                                     30     11,294,603        3.25      4.71      9.20      0.00      0.00
34                                    142     40,085,598       11.53     38.42     21.92      0.00      0.00
35                                    126     40,563,034       11.67     21.81     30.63      0.00      0.00
36                                    118     36,411,800       10.48     23.88     25.36      0.00      0.00
51                                      1        230,382        0.07      0.00      0.00      0.00      0.36
52                                      3      2,415,000        0.69      0.00      0.00      1.30      0.99
53                                      4      2,371,325        0.68      0.00      0.00      1.41      0.67
54                                      4      2,180,402        0.63      0.00      0.00      1.18      0.87
55                                    108     55,540,931       15.98      0.00      0.00     30.67     20.99
56                                    214    106,596,764       30.67      0.00      0.00     59.49     38.92
57                                      8      3,248,700        0.93      0.00      0.00      2.36      0.00
58                                      2        782,542        0.23      0.00      0.00      0.35      0.47
59                                     48     19,777,090        5.69      0.00      0.00      2.99     24.66
60                                     21      7,984,200        2.30      0.00      0.00      0.24     12.05
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 25
Maximum: 60
Weighted Average: 47
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Gross Margin                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
<= 2.000%                               6     $1,868,242        0.54      0.67      0.40      0.35      1.05
2.001% - 2.250%                       652    273,887,059       78.81     48.17     54.09     97.90     98.95
2.251% - 2.500%                        12      6,162,410        1.77      0.00      6.29      0.00      0.00
2.501% - 2.750%                       152     44,228,080       12.73     39.29     23.27      1.74      0.00
2.751% - 3.000%                        29     12,064,102        3.47      3.70     10.49      0.00      0.00
3.001% - 3.250%                        20      7,179,376        2.07      5.06      4.83      0.00      0.00
3.251% - 3.500%                         9      1,647,997        0.47      2.10      0.65      0.00      0.00
3.501% - 3.750%                         2        487,371        0.14      1.01      0.00      0.00      0.00
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 3.625%
Weighted Average: 2.364%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 27, 2004 09:44                    Page 3 of 9

                              [LOGO] UBS Investment
                                     Bank
                        Collateral Stratification Report

                                    MARM04_12
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
First Rate Cap                      Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
1.000%                                  1       $228,754        0.07      0.47      0.00      0.00      0.00
2.000%                                150     44,210,556       12.72     38.42     26.13      0.00      0.00
3.000%                                 90     32,381,067        9.32     15.73     25.28      0.00      0.00
4.000%                                  2        556,000        0.16      1.15      0.00      0.00      0.00
5.000%                                621    264,152,021       76.01     42.46     48.59     96.88     98.68
6.000%                                 18      5,996,240        1.73      1.77      0.00      3.12      1.32
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 4.445%
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Periodic Rate Cap                   Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
1.000%                                383   $127,373,764       36.65     63.56     74.20      0.95     35.60
2.000%                                499    220,150,873       63.35     36.44     25.80     99.05     64.40
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.633%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 27, 2004 09:44                    Page 4 of 9

                              [LOGO] UBS Investment
                                     Bank
                        Collateral Stratification Report

                                    MARM04_12
================================================================================


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Maximum Rate                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
8.001% - 8.250%                         1       $198,400        0.06      0.41      0.00      0.00      0.00
8.251% - 8.500%                         1        650,000        0.19      0.00      0.00      0.47      0.00
8.501% - 8.750%                         2        610,998        0.18      0.19      0.00      0.38      0.00
8.751% - 9.000%                         8      5,852,925        1.68      0.00      0.00      4.25      0.00
9.001% - 9.250%                        20     10,476,561        3.01      1.53      0.00      5.86      2.64
9.251% - 9.500%                        53     27,704,145        7.97      1.01      0.49     16.18      7.04
9.501% - 9.750%                        68     34,236,062        9.85      0.00      0.00     20.33      9.84
9.751% - 10.000%                      100     47,442,797       13.65      1.57      3.45     21.66     21.24
10.001% - 10.250%                      95     43,331,529       12.47      1.28      4.82     18.91     18.84
10.251% - 10.500%                      47     19,582,354        5.63      4.14      2.36      5.45     12.24
10.501% - 10.750%                      64     24,082,448        6.93      5.70     10.05      1.45     14.92
10.751% - 11.000%                     103     35,270,896       10.15     16.46     17.46      1.91     11.92
11.001% - 11.250%                      90     27,671,261        7.96     20.69     16.84      0.84      0.00
11.251% - 11.500%                     159     48,643,298       14.00     33.03     32.69      0.45      0.00
11.501% - 11.750%                      65     19,200,425        5.52     13.43     11.84      0.80      0.00
11.751% - 12.000%                       4      1,750,540        0.50      0.00      0.00      1.05      0.47
12.251% - 12.500%                       2        820,000        0.24      0.58      0.00      0.00      0.85
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 8.250%
Maximum: 12.375%
Weighted Average: 10.462%
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
FICO Scores                         Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
601 - 620                               1       $270,946        0.08      0.56      0.00      0.00      0.00
621 - 640                              14      5,405,677        1.56      1.61      2.89      1.31      0.00
641 - 660                              35     12,925,082        3.72      4.73      5.91      3.52      0.00
661 - 680                              86     33,188,653        9.55     11.12     11.88      6.14     12.15
681 - 700                             145     57,200,727       16.46     16.30     22.81     10.91     18.81
701 - 720                             176     66,670,341       19.18     22.71     22.71     14.74     20.68
721 - 740                             123     48,151,772       13.86     13.39      8.69     19.44     10.09
741 - 760                             129     49,865,963       14.35     15.78     10.09     17.27     13.50
761 - 780                              99     43,475,534       12.51      5.64     10.06     15.76     14.48
781 - 800                              64     27,708,791        7.97      4.73      3.95     10.91     10.28
801 - 820                              10      2,661,152        0.77      3.43      1.02      0.00      0.00
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 606
Maximum: 814
Weighted Average: 723
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 27, 2004 09:44                    Page 5 of 9

                              [LOGO] UBS Investment
                                     Bank
                        Collateral Stratification Report

                                    MARM04_12
================================================================================


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Original Loan To Value Ratio        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
<= 50.00%                              35    $16,300,464        4.69      1.58      2.67      6.90      5.40
50.01% - 55.00%                        23     12,402,808        3.57      0.67      1.97      5.76      3.49
55.01% - 60.00%                        38     18,995,845        5.47      0.85      3.50      7.60      7.39
60.01% - 65.00%                        35     16,266,229        4.68      2.85      1.68      5.79      8.32
65.01% - 70.00%                        66     35,830,194       10.31      1.31      5.96     11.96     20.30
70.01% - 75.00%                        97     44,804,785       12.89      5.82      8.20     18.43     13.53
75.01% - 80.00%                       516    182,064,260       52.39     67.16     65.41     43.30     40.73
80.01% - 85.00%                         8      2,178,033        0.63      2.62      0.93      0.00      0.00
85.01% - 90.00%                        42     13,658,088        3.93     10.21      7.97      0.26      0.85
90.01% - 95.00%                        22      5,023,932        1.45      6.93      1.70      0.00      0.00
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 19.49
Maximum: 95.00
Weighted Average: 73.80
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Combined Loan To Value Ratio        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
<= 50.00%                              27    $12,642,302        3.64      1.39      2.67      5.16      3.55
50.01% - 55.00%                        19      9,712,644        2.79      0.86      1.97      4.04      2.83
55.01% - 60.00%                        28     13,077,053        3.76      0.85      1.56      4.69      7.37
60.01% - 65.00%                        26     11,826,594        3.40      2.43      1.68      3.67      6.23
65.01% - 70.00%                        51     27,017,592        7.77      1.31      4.42     10.93     11.03
70.01% - 75.00%                        74     34,596,956        9.96      4.21      5.99     14.55     10.49
75.01% - 80.00%                       134     56,720,454       16.32     14.09     16.16     20.95      8.24
80.01% - 85.00%                        34     14,933,739        4.30      3.08      1.91      5.33      6.67
85.01% - 90.00%                       175     67,370,259       19.39     26.50     22.50     15.01     18.64
90.01% - 95.00%                       158     55,111,094       15.86     17.94     17.64     13.64     16.34
95.01% - 100.00%                      156     44,515,951       12.81     27.34     23.50      2.03      8.60
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 20.00
Maximum: 100.00
Weighted Average: 81.64
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Amortization                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
Interest In Arrears                   284   $122,858,311       35.35     19.57     40.80     41.60     25.44
Interest Only                         598    224,666,327       64.65     80.43     59.20     58.40     74.56
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 27, 2004 09:44                    Page 6 of 9

                              [LOGO] UBS Investment
                                     Bank
                        Collateral Stratification Report

                                    MARM04_12
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Top 5 States                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
California                            391   $162,735,231       46.83     32.03     60.73     35.84     60.49
Virginia                               60     23,096,753        6.65      6.52      1.85     12.25      2.00
Maryland                               49     21,766,579        6.26      2.43      4.43      9.80      4.36
Illinois                               33     14,786,315        4.25      3.65      2.42      6.60      2.47
Florida                                37     12,224,754        3.52      5.77      3.77      2.34      3.95
Other                                 312    112,915,005       32.49     49.60     26.81     33.18     26.72
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Prepay Original Term                Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
0                                     762   $309,906,490       89.18     77.48     76.43     99.41     95.58
12                                      1        283,453        0.08      0.59      0.00      0.00      0.00
24                                     39     13,846,656        3.98      6.04     10.64      0.00      0.79
36                                     76     22,091,797        6.36     15.32     12.93      0.00      3.16
60                                      4      1,396,242        0.40      0.58      0.00      0.59      0.47
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Document Type                       Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
Alternate                              24    $10,298,009        2.96      3.23      0.33      6.11      0.00
Full                                  375    160,137,964       46.08     29.76     16.84     93.89      0.00
Limited                               154     48,407,049       13.93     26.57     26.54      0.00     15.02
No Doc                                 30     11,332,698        3.26      3.85      8.81      0.00      1.31
No Ratio                               17      6,085,483        1.75      5.24      3.07      0.00      0.85
Reduced                               235     94,510,680       27.20     24.32     31.02      0.00     82.45
Stated Doc                             47     16,752,755        4.82      7.02     13.40      0.00      0.36
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Loan Purpose                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
Cash Out Refinance                    144    $55,160,643       15.87     20.35     18.37     13.97     12.74
Purchase                              541    201,850,994       58.08     65.99     64.64     51.31     56.62
Rate/Term Refinance                   197     90,513,000       26.05     13.67     17.00     34.72     30.63
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 27, 2004 09:44                    Page 7 of 9

                              [LOGO] UBS Investment
                                     Bank
                        Collateral Stratification Report

                                    MARM04_12
================================================================================


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Owner Occupancy Status              Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
Investor                               50    $11,507,297        3.31     17.08      2.76      0.00      0.84
Primary                               806    324,698,775       93.43     80.23     95.12     95.42     96.58
Secondary                              26     11,318,566        3.26      2.69      2.12      4.58      2.58
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Property Type                       Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
Condominium                            82    $26,898,078        7.74     12.50      8.09      5.98      7.39
PUD                                   196     81,604,442       23.48     16.64     17.58     30.50     22.59
Single Family                         585    231,981,447       66.75     66.34     73.31     61.54     68.25
Two- to Four Family                    19      7,040,670        2.03      4.52      1.01      1.98      1.78
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Stated Remaining Term to Maturity   Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
349                                     1       $476,667        0.14      0.00      0.49      0.00      0.00
351                                     1        230,382        0.07      0.00      0.00      0.00      0.36
352                                     5      3,381,492        0.97      0.00      0.99      1.30      0.99
353                                     8      3,709,885        1.07      0.61      1.07      1.41      0.67
354                                     8      3,337,150        0.96      1.27      0.55      1.18      0.87
355                                   127     61,404,090       17.67      4.96      3.53     30.67     20.99
356                                   237    114,837,403       33.04      4.34      6.26     59.49     38.92
357                                    38     14,543,303        4.18      4.71      9.20      2.36      0.00
358                                   144     40,868,140       11.76     38.42     21.92      0.35      0.47
359                                   174     60,340,124       17.36     21.81     30.63      2.99     24.66
360                                   139     44,396,000       12.77     23.88     25.36      0.24     12.05
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------
Minimum: 349
Maximum: 360
Weighted Average: 357
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 27, 2004 09:44                    Page 8 of 9

                              [LOGO] UBS Investment
                                     Bank
                        Collateral Stratification Report

                                    MARM04_12
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Servicer                            Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
Bank of America                         1       $230,382        0.07      0.00      0.00      0.00      0.36
Downey                                  4        997,178        0.29      1.05      0.00      0.35      0.00
GMAC Mortgage                          79     28,623,507        8.24     11.96     15.18      3.72      4.48
Greenpoint                            271     88,919,897       25.59     41.41     48.59      0.00     33.50
National City Mortgage                436    196,029,520       56.41     29.83     10.61     95.93     61.66
Wamu                                    4        904,600        0.26      1.18      0.34      0.00      0.00
Wells Fargo                            87     31,819,554        9.16     14.57     25.28      0.00      0.00
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                % of
                                     # of      Aggregate   Aggregate
Originator                          Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
------------------------------------------------------------------------------------------------------------
Bank of America                         1       $230,382        0.07      0.00      0.00      0.00      0.36
Downey Savings                          2        385,946        0.11      0.80      0.00      0.00      0.00
Family Lending                          1        137,130        0.04      0.28      0.00      0.00      0.00
Greenlight                              2        424,719        0.12      0.26      0.00      0.00      0.47
Greenpoint Mortgage Corporation       271     88,919,897       25.59     41.41     48.59      0.00     33.50
Homestar                                3        754,400        0.22      1.56      0.00      0.00      0.00
Market Street                          31      9,157,589        2.64      6.02      0.79      3.36      1.32
Mortgage IT                             6      1,271,082        0.37      2.62      0.00      0.00      0.00
Nat City Mortgage                     436    196,029,520       56.41     29.83     10.61     95.93     61.66
Ohio Savings Bank                      28     14,099,600        4.06      0.00     14.39      0.00      0.00
Prism Mortgage/RBC Mortgage             4        904,600        0.26      1.18      0.34      0.00      0.00
UBS Conduit                            10      3,390,218        0.98      1.48      0.00      0.71      2.68
Wells Fargo Home Mortgage, Inc.        87     31,819,554        9.16     14.57     25.28      0.00      0.00
------------------------------------------------------------------------------------------------------------
Total:                                882   $347,524,638      100.00    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------


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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Sep 27, 2004 09:44                    Page 9 of 9